Exhibit 10.13
FIRST AMENDMENT TO MEMBERSHIP UNIT OPTION AGREEMENT
     THIS AGREEMENT made March 29, 2007, between Western Dubuque Biodiesel, LLC, an Iowa limited liability company (hereinafter called “WDB” or “the Company”), and the Directors of the Company (hereinafter “the Directors”).
     WHEREAS, WDB and the Directors executed a certain Membership Unit Option Agreement (hereinafter “the Option Agreement”) dated March 22, 2006; and
     WHEREAS, the Option Agreement states that it may be amended by a written instrument executed by the parties to the Option Agreement; and
     WHEREAS, WDB and the Directors now desire to amend the Option Agreement to extend the time in which Directors are allowed to exercise options granted under the Option Agreement;
     WHEREAS, WDB and the Directors desire to memorialize with a written record their decision to authorize this First Amendment to the Membership Unit Option Agreement to reflect the decision of the Board at the November 28, 2006 meeting; and
     WHEREAS, the First Amendment to Membership Unit Option Agreement granted hereunder is granted pursuant to the terms of the Meeting Minutes of WDB’s Board dated November 28, 2007.
     NOW, THEREFORE, the parties agree as follows:
     TIME FOR EXERCISE OF OPTION. The Directors may exercise their options following debt closing and execution of definitive loan documents by the company with lenders necessary to capitalize the project as set forth in the Company’s prospectus filed with the Iowa Securities Bureau in connection with its state registration statement and before funds are drawn on the loan. “Debt closing” shall mean the Company has completed everything necessary to execute and the Company has executed, definitive loan documents with the lender necessary to capitalize the project as set forth in the Company’s prospectus. The Directors shall have until the date of the first loan draw with Marshall Bank First to exercise their option provided herein. After the date of the first draw on the Marshall Bank First loan, the option will expire.
     IN WITNESS WHEREOF, the parties have caused this agreement to be executed in duplicate on the date first above written.

WESTERN DUBUQUE BIODIESEL, LLC		DIRECTORS

By:	/s/ William G. Schueller	/s/ Craig Breitbach

	William G. Schueller,	Craig Breitbach
Its: Chairman
/s/ Warren L. Bush

Warren L. Bush
The Company

/s/ George A. Davis

George Davis

/s/ William J. Horan

William J. Horan

/s/ Joyce Jarding

Joyce Jarding

/s/ Bruce Klostermann

Bruce Klostermann

/s/ Alan Manternach

Alan Manternach

/s/ Denny Mauser

Denny Mauser

/s/ Mark Muench

Mark Muench

/s/ David P. O’Brien

David P. O’Brien

/s/ William G. Schueller

William G. Schueller

/s/ Tom Schroeder

Tom Schroeder

/s/ Jack Friedman

Jack Friedman